UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 20, 2006
VITRIA TECHNOLOGY, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-27207 (Commission File Number)	77-0386311 (I.R.S. Employer Identification No.)
945 Stewart Drive
Sunnyvale, CA 94085
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 212-2700
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 20, 2006, in connection with approving the execution of an Agreement and Plan of Merger with Innovative Technology Group, Inc. and ITG Acquisition, Inc., the Board of Directors of Vitria Technology, Inc. approved a letter agreement with Michael D. Perry, Vitria’s Senior Vice President, Chief Financial Officer. Pursuant to the letter agreement, in the event Mr. Perry is the subject of a Covered Termination in 2007 under the Vitria Technology, Inc. Key Employee Retention and Severance Plan, adopted on January 22, 2002, Mr. Perry shall receive pursuant to Section 2.2.1 thereof not less than $125,000 less any amount that Mr. Perry has received for his 2006 target bonus or incentive payment.
     A copy of the letter agreement is filed herewith as Exhibit 10.36.
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit
Number	Description
10.36	Letter Agreement, by and between Vitria Technology, Inc. and Michael D. Perry.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRIA TECHNOLOGY, INC.
Dated: September 26, 2006	By:	/s/ Michael D. Perry
Michael D. Perry
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
10.36	Letter Agreement, by and between Vitria Technology, Inc. and Michael D. Perry.